Exhibit 10.31

AMENDMENT NO. 2 TO THE COLE NATIONAL
GROUP, INC. 1999 SUPPLEMENTAL RETIREMENT BENEFIT PLAN

     WHEREAS, Cole National Group, Inc. (the “Company”) adopted the Cole National Group, Inc. 1999 Supplemental Retirement Benefit Plan effective as of January 1, 1999 (the “Plan”);

     WHEREAS, the Company adopted Amendment No. 1 to the Plan dated as of January 25, 2002;

     WHEREAS, pursuant to Section 6.1 of the Plan, the Company hereby amends the Plan, as provided herein, as Amendment No. 2 to the Plan; and

     WHEREAS, the Company hereby adopts this Amendment No. 2. Words and phrases used herein with initial capital letters that are not defined herein shall have the meaning provided in the Plan.

Section 1

          Section 3.2 of the Plan is hereby amended in its entirety to read as follows:

     “SECTION 3.2. Time of Payment. A Participant’s (or Beneficiary’s) Supplemental Retirement Benefit shall commence at the same time and under the same conditions as the benefits payable to the Participant (or Beneficiary) under the Pension Plan, or at such time and under such conditions as may be provided in the Instrument Designating Participant applicable to the Participant.”

Section 2

          Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

     ”SECTION 4.1. Vesting. A Participant shall be vested in his Supplemental Retirement Benefit in accordance with the vesting provisions of the Pension Plan, or at such time and under such conditions as may be provided in the Instrument Designating Participant applicable to the Participant.”

Dated as of January 23 , 2004	COLE NATIONAL GROUP, INC.

	By:	/s/ Leslie D. Dunn

	Title:	Senior Vice President